SUPPLEMENT TO THE PROSPECTUS
Supplement dated February 9, 2023, to the Prospectus dated February 28, 2022.

MFS® Emerging Markets Debt Local Currency Fund

Effective March 31, 2023, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Neeraj Arora	March 2023	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":
Effective April 30, 2024, Matt Ryan will no longer be a portfolio manager of the fund.

Effective March 31, 2023, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Neeraj Arora	Portfolio Manager	Employed in the investment area of MFS since 2011

1050252                                                                                                                                               1                                                                                                                                       EML-SUP-I-020923